UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2019

NEUROTROPE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55275	46-3522381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, 3rd Floor
New York, New York 10036
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (973) 242-0005

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NTRP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Adoption of a Shareholder Rights Plan

Overview

On September 9, 2019, Neurotrope, Inc. (the “Company”) announced that its Board of Directors (the “Board”) has adopted a shareholder rights plan (the “Rights Plan”). The Rights Plan is intended to protect the interests of its stockholders and enable them realize the full potential value of their investment by reducing the likelihood that any person or group gains control of the Company through open market accumulation or other tactics without appropriately compensating all stockholders. Pursuant to the Rights Plan, the Company will issue, by means of a dividend, one preferred share purchase right for each outstanding share of the Company's common stock to shareholders of record on the close of business on September 19, 2019. Initially, these Rights (as defined below) will trade with, and be represented by, the shares of the Company's common stock. The Rights will generally become exercisable only if any person (or any persons acting as a group) acquires 15% or more of the Company’s outstanding common stock (the “Acquiring Person”) in a transaction not approved by the Board, subject to certain exceptions, as explained below.

If the Rights become exercisable, all holders of Rights, other than the Acquiring Person, will be entitled to acquire shares of the Company’s common stock at a 50% discount or the Company may exchange each Right held by such holders for one share of its common stock. See “Flip-In Event” below. In such situation, Rights held by the Acquiring Person would become void and will not be exercisable. If any person at the time of the first public announcement of the Rights Plan owns more than the triggering percentage then that stockholder's existing ownership percentage will be grandfathered, although, with certain exceptions, the Rights will become exercisable if at any time after the announcement of the Rights Plan such stockholder increases its ownership of the Company's common stock.

Unless earlier redeemed, terminated or exchanged pursuant to the terms of the Rights Plan, the Rights will expire at the close of business on September 8, 2021. The Board may terminate the Rights Plan before that date if the Board determines that there is no longer a threat to shareholder value.

Key Features

On September 9, 2019, the Board of declared a dividend of one preferred share purchase right (a “Right”), payable on September 19, 2019, for each share of common stock, par value $0.0001 per share, of the Company (the “Common Shares”) outstanding on September 19, 2019 (the “Record Date”) to the stockholders of record on that date. In connection with the distribution of the Rights, the Company entered into a Rights Agreement (the “Rights Agreement”), dated as of September 9, 2019, between the Company and Philadelphia Stock Transfer, Inc., as rights agent. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series C Preferred Stock, par value $0.0001 per share (the “Preferred Shares”), of the Company at a price of $20 per one one-thousandth of a Preferred Share represented by a Right (the “Purchase Price”), subject to adjustment.

As further described below, the Rights Agreement contains the following key features:

•	Two-year term

•	15% trigger

•	Cash-settled derivatives that do not convey voting rights do not trigger the rights plan

•	No aggregation of ownership of stockholders “acting in concert” unless they have formed a group under applicable securities laws

•	No “dead-hand,” “slow-hand,” “no-hand,” or similar feature that limits the ability of a future board of directors to redeem the rights plan

•	Grandfathering provision

Distribution Date; Exercisability; Expiration

Initially, the Rights will be attached to all Common Share certificates and no separate certificates evidencing the Rights (“Right Certificates”) will be issued. Until the Distribution Date (as defined below), the Rights will be transferred with and only with the Common Shares. As long as the Rights are attached to the Common Shares, the Company will issue one Right with each new Common Share so that all such Common Shares will have Rights attached.

The Rights will separate and begin trading separately from the Common Shares, and Right Certificates will be caused to evidence the Rights, on the earlier to occur of (i) the Close of Business (as such term is defined in the Rights Agreement) on the tenth day following a public announcement, or the public disclosure of facts indicating (or the Board of Directors becoming aware), that a Person (as such term is defined in the Rights Agreement) or group of affiliated or associated Persons has acquired Beneficial Ownership (as defined below) of 15% or more of the outstanding Common Shares (an “Acquiring Person”) (or, in the event the Board of Directors determines to effect an exchange in accordance with Section 24 of the Rights Agreement and the Board of Directors determines that a later date is advisable, then such later date) or (ii) the Close of Business on the tenth Business Day (as such term is defined in the Rights Agreement) (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of, or the first public announcement of the intention to commence, a tender offer or exchange offer the consummation of which would result in the Beneficial Ownership by a Person or group of 15% or more of the outstanding Common Shares (the earlier of such dates, the “Distribution Date”). As soon as practicable after the Distribution Date, unless the Rights are recorded in book-entry or other uncertificated form, the Company will prepare and cause the Right Certificates to be sent to each record holder of Common Shares as of the Distribution Date.

An “Acquiring Person” will not include (i) the Company, (ii) any Subsidiary (as such term is defined in the Rights Agreement) of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any entity holding Common Shares for or pursuant to the terms of any such employee benefit plan or (v) any Person who or which, together with all Affiliates and Associates (as such terms are defined in the Rights Agreement) of such Person, at the time of the first public announcement of the Rights Agreement, is a Beneficial Owner of 15% or more of the Common Shares then outstanding (a “Grandfathered Stockholder”). However, if a Grandfathered Stockholder becomes, after such time, the Beneficial Owner of any additional Common Shares (regardless of whether, thereafter or as a result thereof, there is an increase, decrease or no change in the percentage of Common Shares then outstanding Beneficially Owned (as such term is defined in the Rights Agreement) by such Grandfathered Stockholder) then such Grandfathered Stockholder shall be deemed to be an Acquiring Person unless, upon such acquisition of Beneficial Ownership of additional Common Shares, such person is not the Beneficial Owner of 15% or more of the Common Shares then outstanding. In addition, upon the first decrease of a Grandfathered Stockholder’s Beneficial Ownership below 15%, such Grandfathered Stockholder will no longer be deemed to be a Grandfathered Stockholder. For the avoidance of doubt, any derivative that is not by its express terms capable of being settled directly into Common Shares and does not otherwise directly or indirectly convey any voting rights in Common Shares to any Person will not be included in the calculation of Beneficial Ownership for purposes of determining whether and the extent to which a Person may be deemed to be a Grandfathered Stockholder. In the event that after the time of the first public announcement of the Rights Agreement, any agreement, arrangement or understanding pursuant to which any Grandfathered Stockholder is deemed to be the Beneficial Owner of Common Shares expires, is settled in whole or in part, terminates or no longer confers any benefit to or imposes any obligation on the Grandfathered Stockholder, any direct or indirect replacement, extension or substitution of such agreement, arrangement or understanding with respect to the same or different Common Shares that confers Beneficial Ownership of Common Shares shall be considered the acquisition of Beneficial Ownership of additional Common Shares by the Grandfathered Stockholder and render such Grandfathered Stockholder an Acquiring Person for purposes of the Rights Agreement unless, upon such acquisition of Beneficial Ownership of additional Common Shares, such person is not the Beneficial Owner of 15% or more of the Common Shares then outstanding.

“Beneficial Ownership” is defined in the Rights Agreement to include any securities (i) which a Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly, within the meaning of Rules 13d-3 or 13d-5 promulgated under the Exchange Act or has the right or ability to vote, or the right to acquire, pursuant to any agreement, arrangement or understanding (except under limited circumstances), (ii) which are directly or indirectly Beneficially Owned by any other Person with which a Person has any agreement, arrangement or understanding for the purpose of acquiring, holding or voting such securities, or obtaining, changing or influencing control of the Company or (iii) in respect of which a Person or any of such Person’s Affiliates or Associates has a derivative position which is capable of being settled, in whole or in part, through delivery of Common Shares (whether on a required or optional basis, and whether such settlement may occur immediately or only after the passage of time, the occurrence of conditions, the satisfaction of regulatory requirements or otherwise).

The Rights are not exercisable until the Distribution Date. The Rights will expire on the Close of Business on September 8, 2021 (the “Final Expiration Date”).

Exempt Persons and Transactions

The Board of Directors may, in its sole and absolute discretion, determine that a Person is exempt from the Rights Agreement (an “Exempt Person”), so long as such determination is made prior to such time as such Person becomes an Acquiring Person. Any Person will cease to be an Exempt Person if the Board of Directors makes a contrary determination with respect to such Person regardless of the reason therefor. In addition, the Board of Directors may, in its sole and absolute discretion, exempt any transaction from triggering the Rights Agreement, so long as the determination in respect of such exemption is made prior to such time as any Person becomes an Acquiring Person.

Flip-in Event

If a Person or group becomes an Acquiring Person at any time after the date of the Rights Agreement (with certain limited exceptions), the Rights will become exercisable for Common Shares having a value equal to two times the exercise price of the Right. From and after the announcement that any Person has become an Acquiring Person, if the Rights evidenced by a Right Certificate are or were acquired or Beneficially Owned by an Acquiring Person or any Associate or Affiliate of an Acquiring Person, such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights. If the Board of Directors so elects, the Company may deliver upon payment of the exercise price of a Right an amount of cash, securities, or other property equivalent in value to the Common Shares issuable upon exercise of a Right.

Exchange

At any time after any Person becomes an Acquiring Person, the Board of Directors may exchange the Rights (other than Rights owned by any Person which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment). The Company may issue, transfer or deposit such Common Shares (or other property as permitted under the Rights Agreement) to or into a trust or other entity created upon such terms as the Board of Directors may determine and may direct that all holders of Rights receive such Common Shares or other property only from the trust. In the event the Board of Directors determines, before the Distribution Date, to effect an exchange, the Board of Directors may delay the occurrence of the Distribution Date to such time as it deems advisable.

Flip-over Event

If, at any time after a Person becomes an Acquiring Person, (i) the Company consolidates with, or merges with, any other Person (or any Person consolidates with, or merges with, the Company) and, in connection with such consolidation or merger, all or part of the Common Shares are or will be changed into or exchanged for stock or other securities of any other Person or cash or any other property; or (ii) 50% or more of the Company’s consolidated assets or Earning Power (as defined in the Rights Agreement) are sold, then proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

Redemption

At any time prior to the time any Person becomes an Acquiring Person, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment

The terms of the Rights may be amended by the Board of Directors without the consent of the holders of the Rights, except that from and after such time as any Person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its Affiliates and Associates).

Preferred Stock Rights

Each one-thousandth of a Preferred Share will entitle the holder thereof to the same dividends and liquidation rights as if the holder held one Common Share and will be treated the same as a Common Share in the event of a merger, consolidation or other share exchange.

Rights of Holders

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

THE RIGHTS ARE IN ALL RESPECTS SUBJECT TO AND GOVERNED BY THE PROVISIONS OF THE RIGHTS AGREEMENT. THE FOREGOING DESCRIPTION OF THE RIGHTS AGREEMENT DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE RIGHTS AGREEMENT, WHICH IS ATTACHED HERETO AS EXHIBIT 4.1 AND INCORPORATED HEREIN BY REFERENCE.

Item 3.03.	Material Modifications to Rights of Security Holders.

The information set forth in Items 1.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Designation

In connection with the adoption of the Rights Agreement, on September 9, 2019, the Company filed a Certificate of Designations, Preferences and Rights of Series C Preferred Stock (the “Certificate of Designation”), with the Secretary of State of the State of Nevada. A copy of the Certificate of Designation is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Amendment to By-laws

Effective September 9, 2019, the Board amended the Company’s Amended and Restated By-laws (the “By-laws”) by amending Article II, Section 6. As amended, Article II, Section 6 provides that the Company’s stockholders may not take action by written consent in lieu of a meeting. A copy of the amendment to the By-laws is attached hereto as Exhibit 3.2 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Certificate of Designations, Preferences and Rights of Series C Preferred Stock of Neurotrope, Inc., as filed with the Secretary of State of the State of Nevada on September 9, 2019.

3.2	Amendment to By-laws of the Company, effective as of September 9, 2019.

4.1	Rights Agreement, dated as of September 9, 2019, between Neurotrope, Inc. and Philadelphia Stock Transfer, Inc., as rights agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROTROPE, INC.

Date: September 9, 2019	By: /s/ Robert Weinstein
	Name:	Robert Weinstein
	Title:	Chief Financial Officer, Executive Vice President, Secretary and Treasurer